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                                                                   Exhibit 10.46

                          BORROWER SECURITY AGREEMENT

     THIS BORROWER SECURITY AGREEMENT (the "Borrower Security Agreement") is made and dated as of April 19,1999 by and between QAD INC., a Delaware corporation ("Borrower"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as agent (in such capacity, the "Agent") for itself and the Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated of even date herewith by and among Borrower, the Agent, the LC Issuer and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

     A. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to Borrower from time to time.

     B. Pursuant to the Related Facility Credit Agreements the Lenders may from time to time agree to extend credit to certain Subsidiary Borrowers.

     C. As a condition precedent to the Lenders' obligation to extend credit under the Credit Agreement and the Related Facility Credit Agreements and as security for the payment and performance of the Obligations and the Subsidiary Borrower Obligations (as defined in the Related Facility Credit Agreements), Borrower is required to execute and deliver this Borrower Security Agreement, and to grant to the Agent on behalf of itself and the Lenders (collectively, the "Lenders") and to create a security interest in certain property of Borrower, as hereinafter provided.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.  Appointment of Agent.  Pursuant to Paragraph 10.1 of the Credit
         --------------------
Agreement, each Lender has appointed the Agent as its agent hereunder and the Agent has accepted such appointment. The Agent shall act as secured party, agent, bailee and custodian for the exclusive benefit of the Lenders with respect to the Collateral (as defined below). The Agent agrees that the Agent will act with respect to the Collateral for the exclusive benefit of the Lenders and is not, and shall not at any time in the future be, subject with respect to the Collateral, in any manner or to any extent, to the direction or control of Borrower except as expressly permitted hereunder, under the other Loan Documents or as required by law.

     2.  Grant of Security Interest.  Borrower hereby pledges, assigns and
         --------------------------
grants to the Agent, for the pro rata, pari passu benefit of the Lenders, a security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral") to secure payment and performance of the Secured Obligations (as defined in Paragraph 4 below).

     3.  Collateral.  The Collateral shall consist of all right, title and
         ----------
interest of Borrower in and to the following:

         (a) All shares of capital stock of each now existing and hereafter formed or acquired directly owned Subsidiary of Borrower, now owned and hereafter acquired by Borrower which is not a Foreign Subsidiary; 66% of all now owned and hereafter acquired voting stock of all Subsidiary Borrowers, and 66% of all now owned and hereafter acquired voting stock of all Significant Foreign Subsidiaries which are not Subsidiary Borrowers, together with, in all cases, all new, substituted and additional securities at any time issued with respect thereto (collectively and severally, the "Pledged Shares," with all the Pledged Shares in existence as of the date hereof being listed and described on
Schedule 1 hereto);
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          (b) All now existing and hereafter arising rights of the holder of
Pledged Shares with respect thereto, including, without limitation, all voting rights and all rights to cash and noncash dividends and other distributions on account thereof;

          (c) All now existing and hereafter arising receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles of Borrower, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of Borrower now and hereafter arising in and to all security agreements, guaranties, leases and other writings securing or otherwise relating to any such receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles;

          (d) All inventory of Borrower, now owned and hereafter acquired, wherever located, including, without limitation, all merchandise, goods and other personal property which are held for sale or lease, all raw materials, work in process, materials used or consumed in Borrower's business and finished goods, all goods in which Borrower has an interest in mass or a joint or other interest or gifts of any kind (including goods in which Borrower has an interest or right as consignee), and all goods which are returned to or repossessed by Borrower, together with all additions and accessions thereto and replacements therefor and products thereof and documents therefor;

          (e) All equipment of Borrower, now owned and hereafter acquired, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures;

          (f) All now existing and hereafter acquired Computer Hardware and Software Collateral, Copyright Collateral, Patent Collateral, Trademark Collateral and Trade Secrets Collateral (as those terms are defined in Paragraph 17 below) (collectively, the "Intellectual Property Collateral");

          (g) All deposit accounts, now existing and hereafter arising or established, maintained in Borrower's name with any financial institution, including, without limitation, those accounts described more particularly on
Schedule 2 attached hereto, and any and all funds at any time held therein and
----------
all certificates, instruments and other writings, if any, from time to time representing, evidencing or deposited into such accounts, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (h) All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Collateral;

          (i) All other property of Borrower now or hereafter in the possession, custody or control of the Agent, and all property of Borrower in which the Agent now has or hereafter acquires a security interest for the benefit of the Lenders;

          (j) All now existing and hereafter acquired cash and cash equivalents held by Borrower not otherwise included in the foregoing Collateral; and

          (k) All products and proceeds of the foregoing Collateral. For purposes of this Borrower Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     4.  Secured Obligations.  The obligations secured by this Borrower Security
         -------------------
Agreement (collectively, the "Secured Obligations") shall consist of: (a) all Obligations of Borrower under the Credit Agreement and each other Loan Document,
(b) all obligations of Borrower under Guaranties now existing or hereafter delivered in connection with Related Facility Credit Agreements, and (c) all Subsidiary Borrower Obligations under all now existing or hereafter created Related Facility Credit Agreements, in each case whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others,

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direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

      5.  Representations and Warranties. In addition to all representations and
          ------------------------------
warranties of Borrower set forth in the other Loan Documents, which are incorporated herein by this reference, Borrower hereby represents and warrants that:

          (a) Borrower is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral.

          (b) Except as set forth on Schedule 3 attached hereto and except for
                                     ----------
the Lien in favor of the Agent for the benefit of the Lenders granted hereunder, no Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral.

          (c) All information heretofore, herein or hereafter supplied to the Agent or any Lender by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects.

          (d) Borrower has delivered to the Agent all instruments, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as the Agent shall request.

          (e) Borrower is (or, in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein will be) the record and beneficial owner of, and has (and will have) good and marketable title to the Pledged Shares. The Pledged Shares constitute (or, in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein will constitute) one hundred percent (100%) of the issued and outstanding share of capital stock of all direct Subsidiaries of Borrower which are not Foreign Subsidiaries and not less than sixty six percent (66%) of the issued and outstanding shares of capital stock of all Foreign Subsidiaries of Borrower. The Pledged Shares have been (or will be) validly issued and are (or upon issuance will be) fully paid and non-assessable and there are no (and in the future will be no) outstanding options, warrants or shareholder or other similar agreements with respect to the Pledged Shares

      6.  Covenants and Agreements of Borrower. In addition to all covenants and
          ------------------------------------
agreements of Borrower set forth in the other Loan Documents, which are incorporated herein by this reference, Borrower hereby agrees, at no cost or expense to the Agent or any of the Lenders:

          (a) To do all acts (other than acts which are required to be done by the Agent) that may be necessary to maintain, preserve and protect the Collateral and the first priority, perfected security interest of the Agent for the benefit of the Lenders therein.

          (b) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with the Agent and/or the Lenders related hereto, or any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower or affecting any of the Collateral or any contractual obligation affecting any of the Collateral;

          (c) To pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral.

          (d) To appear in and defend any action or proceeding which may affect its title to or the Agent's interest on behalf of the Lenders in the Collateral.

          (e) Not to surrender or lose possession of (other than to the Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except those identified on Schedule 3, or
                                                               ----------
otherwise approved in writing by the Agent; provided, however, that, unless a Default shall have occurred and be continuing, Borrower may, in the ordinary course of business, sell or lease any Collateral consisting of Inventory.

          (f) To account fully for and promptly deliver to the Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder, including, without

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limitation, all stock certificates evidencing Pledged Shares, and all proceeds of the Collateral received, all endorsed to the Agent or in blank, as requested by the Agent, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Borrower in trust for the Agent for the benefit of the Lenders, separate from all other property of Borrower.

          (g) To keep separate, accurate and complete records of the Collateral and to provide the Agent and each of the Lenders with such records and such other reports and information relating to the Collateral as the Agent or any Lender may reasonably request from time to time.

          (h) To give the Agent thirty (30) days prior written notice of any change in Borrower's chief place of business or legal name or trade name(s) or style(s) referred to in Paragraph 12 below.

          (i) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 12 below and not to remove such records from such location(s) without the prior written consent of the Agent.

          (j) To keep the Collateral at the location(s) referred to in Paragraph 12 below and not to remove the Collateral from such location(s) without the prior written consent of the Agent.

          (k) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral.

      7.  Authorized Action by Secured Party.  Borrower hereby agrees that
          ----------------------------------
following the occurrence and during the continuance of a Default, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Agent with respect to the Collateral, the obligations of Borrower hereunder or the Secured Obligations, the Agent may, but shall not be obligated to and shall incur no liability to Borrower, any Lender or any third party for failure to, take any action which Borrower is obligated by this Security Agreement to do and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, and Borrower hereby irrevocably appoints the Agent as its attorney-in-fact to exercise such rights and powers, including without limitation, to:

          (a) Collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral.

          (b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral.

          (c) Insure, process and preserve the Collateral.

          (d) Transfer the Collateral to its own or its nominee's name.

          (e) Make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral.

          (f) Subject to the provisions of Paragraph 8 below, notify any obligor on any Collateral to make payment directly to the Agent.

Borrower hereby grants to the Agent for the benefit of the Lenders an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of Borrower to take all such action permitted under this Paragraph 7; provided, however, that the Agent agrees that it shall not exercise such power of attorney unless there shall have occurred and is continuing a Default. Borrower agrees to reimburse the Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as the Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Agent's possession; provided, however, that the Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights

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against any prior party or any other person in connection with the Secured
Obligations or with respect to the Collateral.

      8.  Collection of Collateral Payments.
          ---------------------------------

          (a) Borrower shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Agent or any Lender may reasonably request, or, in the absence of such request, as Borrower may reasonably deem advisable; provided, however, that Borrower shall not, without the prior written consent of the Agent and the Lenders, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof other than in the ordinary course of Borrower's business. Upon the request of the Agent at the direction of all the Lenders, Borrower will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to such accounts as the Agent may direct in writing and to execute all instruments and take all action required by the Agent to ensure the rights of the Agent for the benefit of the Lenders in any Collateral subject to the Federal Assignment of Claims Act of 1940, as amended.

          (b) Upon the request of the Agent, which request will be made only following the occurrence of a Default, Borrower will, forthwith upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Agent) which may be received by Borrower at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Agent, such items will be held in trust for the Agent and the Lenders and will not be commingled by Borrower with any of its other funds or property. Thereafter, the Agent is hereby authorized and empowered to endorse the name of Borrower on any check, draft or other instrument for the payment of money received by the Agent on account of any Collateral Payment if the Agent believes such endorsement is necessary or desirable for purposes of collection.

          (c) Borrower will indemnify and save harmless the Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Agent relating to any moneys received by the Agent on account of any Collateral Payment and such obligation of Borrower shall continue in effect after and notwithstanding the discharge of the Secured Obligations and the release of the security interest granted in Paragraph 2 above.

      9.  Additional Covenants Regarding Intellectual Property Collateral.
          ---------------------------------------------------------------

          (a) Borrower, unless it shall either reasonably and in good faith determine that such Collateral is of negligible economic value to Borrower or that there is a valid purpose to do otherwise:

               (1) Permit any Patent Collateral to lapse or become abandoned or dedicated to the public or otherwise be unenforceable;

               (2) (i) Fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable;

               (3) Do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (b) Borrower shall notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may

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become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (c) In no event shall Borrower or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any. political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of Borrower relating thereto or represented thereby.

          (d) Borrower shall, contemporaneously herewith, execute and deliver to the Agent agreements in the forms of Exhibit A, Exhibit B and Exhibit C hereto,
                                     ---------  ---------     ---------
and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's interest in any part of the Intellectual Property Collateral.

     10.  Administration of the Pledged Shares.  In addition to any provisions
          ------------------------------------
of this Borrower Security Agreement which govern the administration of the Collateral generally, the following provisions shall govern the administration of the Pledged Shares:

          (a) Until there shall have occurred and be continuing a Default, Borrower shall be entitled to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Borrower Security Agreement or any document or instrument delivered or to be delivered pursuant to or in connection with any thereof and to receive all dividends paid with respect to the Pledged Shares. If there shall have occurred and be continuing a Default and the Agent shall have notified Borrower that the Agent desires to exercise its proxy rights with respect to all or a portion of the Pledged Shares, Borrower hereby grants to the Agent an irrevocable proxy for the Pledged Shares pursuant to which proxy the Agent shall be entitled to vote or consent, in its discretion, and in such event Borrower agrees to deliver to the Agent such further evidence of the grant of such proxy as the Agent may request.

          (b) In the event that at any time or from time to time after the date hereof, Borrower, as record and beneficial owner of the Pledged Shares, shall receive or shall become entitled to receive, any dividend or any other distribution whether in securities or property by way of stock split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, and Borrower, as record and beneficial owner of the Pledged Shares, shall thereby be entitled to receive securities or property in respect of such Pledged Shares, then and in each such case, Borrower shall deliver to the Agent and the Agent shall be entitled to receive and retain all such securities or property as part of the Pledged Shares as security for the payment and performance of Borrower Obligations; provided, however, that until there shall have occurred a Default, Borrower shall be entitled to retain any cash dividends paid on account of the Pledged Shares.

          (c) Upon the occurrence of a Default, the Agent is authorized to sell the Pledged Shares and, at any such sale of any of the Pledged Shares, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons or entities who (1) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Shares; and (2) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and under Securities and Exchange Commission Release Nos. 33-6383; 34-18524; 35-22407; 39-700; IC-12264;
AS-306, or under any similar statute, rule or regulation. Borrower agrees that disposition of the Pledged Shares pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Shares were sold at public sale, and that the Agent has no obligation to delay the sale of any Pledged Shares for public sale under the Act. Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that the Agent elects to sell the Pledged Shares, or part of them, and there is a public market for the Pledged Shares, in a public sale Borrower shall use its best efforts to register and qualify the Pledged Shares, or applicable part thereof, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale and all

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expenses thereof shall be payable by Borrower, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Shares, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale.

          (d) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares, or any part thereof, Borrower will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

          (e) Nothing contained in this Paragraph 10 shall be deemed to limit the other obligations of Borrower contained in the Credit Agreement or this Borrower Security Agreement and the rights of the Agent and the Lenders hereunder or thereunder.

     11.  Remedies.  Upon the occurrence of a Default, the Agent may, without
          --------
notice to or demand on Borrower and in addition to all rights and remedies available to the Agent and the Lenders with respect to the Secured Obligations, at law, in equity or otherwise, do any one or more of the following:

          (a) Foreclose or otherwise enforce the Agent's security interest in any manner permitted by law or provided for in this Borrower Security Agreement.

          (b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine.

          (c) Recover from Borrower all costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Agent or any Lender in exercising any right, power or remedy provided by this Subsidiary Borrower Security Agreement.

          (d) Require Borrower to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent.

          (e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

          (f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Borrower.

Borrower shall be given five (5) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Borrower hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Borrower Security Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Borrower and Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

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     12.  Place of Business; Collateral Location; Records Location.  Borrower
          --------------------------------------------------------
represents that its chief place of business is as set forth on Schedule 4
                                                               ----------
attached hereto; that the only trade name(s) or style(s) used by Borrower are set forth on said Schedule 4; and that, except as otherwise disclosed to the
                  ----------
Agent in writing prior to the date hereof, the Collateral and Borrower's records concerning the Collateral are located at its chief place of business.

     13.  Waiver of Hearing.  Borrower expressly waives to the extent permitted
          -----------------
under applicable law any constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral upon the occurrence of a Default.

     14.  Cumulative Rights.  The rights, powers and remedies of the Agent and
          -----------------
any of the Lenders under this Borrower Security Agreement shall be in addition to all rights, powers and remedies given to the Agent and any of the Lenders by virtue of any statute or rule of law, the Credit Agreement, the Related Facility Credit Agreements or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Agent's and any of the Lenders' security interest in the Collateral.

     15.  Waiver.  Any forbearance or failure or delay by the Agent in
          ------
exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of the Agent or any of the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Agent or such other Secured Party, as applicable. Borrower waives any right to require any Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in such Secured Party's power.

     16.  Setoff.  Borrower agrees that each Secured Party may exercise its
          ------
rights of setoff with respect to the Secured Obligations in the same manner as if the Secured Obligations were unsecured.

     17.  Intellectual Property Collateral.  For purposes of this Borrower
          --------------------------------
Security Agreement, the following capitalized terms shall have the following meanings:

     "Computer Hardware and Software Collateral" means all of Borrower's  right,
      -----------------------------------------
title and interest in all now existing and hereafter created or acquired:

          (a) Computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) Software programs (including both source code, object code and all related applications and data files), whether owned, licensed or leased, designed for use on the computers and electronic data processing hardware described in subparagraph (a) above;

          (c) All firmware associated therewith;

          (d) All documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in subparagraph (a) through (c) above; and

          (e) All rights with respect to all of the foregoing, including, without limitation, any and all of Borrower's copyrights, licenses, options, warranties, service contracts, program services, test rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          "Copyright Collateral" means copyrights and all semi-conductor chip
           --------------------
product mask works of Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of Borrower's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right of Borrower to sue for past, present and future infringements of any thereof, all rights of

Borrower corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims damages and proceeds of suit.

          "Patent Collateral" means:
           -----------------

          (a) All of Borrower's letters patent and applications for letters patent throughout the world, including all of Borrower's patent applications in preparation for filing anywhere in the world and with the United States Patent and Trademark Office;

          (b) All of Borrower's patent licenses;

          (c) All reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
                                                                         -------
(a) and (b); and
---     ---

          (d) All proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringements suits), the right of Borrower to sue third parties for past, present or future infringements of any patent or patent application of Borrower, and for breach of enforcement of any patent license, and all rights corresponding thereto throughout the world.

          "Trademark Collateral" means:
           --------------------

          (a) All of Borrower's trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, certification makers, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

          (b) All of Borrower's Trademark licenses;

          (c) All reissues, extensions or renewals of any of the items described in clauses (a) and (b);
   -----------     ---

          (d) All of the goodwill of the business of Borrower connected with the use of, and symbolized by the items described in, clauses (a) and (b), and
                                                  -----------     ---

          (e) All proceeds of, and rights of Borrower associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

          "Trade Secrets Collateral" means common law and statutory trade
           ------------------------
secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of Borrower (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     EXECUTED as of the day and year first above written.

                          QAD INC., a Delaware corporation

                          By:
                              ----------------------------------------
                          Name:
                                 -------------------------------------
                          Title:
                                 -------------------------------------

                          THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Agent

                          By:
                              ----------------------------------------
                          Name:
                                --------------------------------------
                          Title:
                                --------------------------------------